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                                                       EXHIBIT 24

                        POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS that each of the undersigned officers and directors of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints each of Alan A. Rudnick, Peter J. Shudtz and Gregory R. Weber his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead to sign and file a registration statement under the Securities Act of 1933, as amended, registering securities of the Corporation which may be issued pursuant to the Corporation's 1987 Long-Term Performance Stock Plan, with power to sign and file any amendment or amendments, including post-effective amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of December, 1994.

/s/JOHN W. SNOW
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John W. Snow

/s/JAMES ERMER
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James Ermer

/s/EDWARD L. ADDISON
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Edward L. Addison

/s/ELIZABETH E. BAILEY
- ----------------------
Elizabeth E. Bailey

/s/ROBERT L. BURRUS, JR.
- ------------------------
Robert L. Burrus, Jr.

/s/BRUCE C. GOTTWALD
- --------------------
Bruce C. Gottwald

/s/JOHN R. HALL
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John R. Hall



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/s/ROBERT D. KUNISCH
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Robert D. Kunisch

/s/HUGH L. MCCOLL, JR.
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Hugh L. McColl, Jr.

/s/SOUTHWOOD J. MORCOTT
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Southwood J. Morcott

/s/CHARLES E. RICE
- ------------------
Charles E. Rice

/s/WILLIAM C. RICHARDSON
- ------------------------
William C. Richardson

/s/FRANK S. ROYAL
- -----------------
Frank S. Royal

/s/WILLIAM B. STURGILL
- ----------------------
William B. Sturgill


























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